Exhibit 10.19

AMENDMENT, dated June 17th, 2010 to the commercial contract no. 26.776 dated March 23rd, 2010:	ADITAMENTO datado de 17 de Junho de 2010 ao contrato comercial no. 26.776 de 23 de Março de 2010.

BUNGE INTERNATIONAL COMMERCE LTD (formerly Ceval International Ltd), private legal entity, with the headquarter at PO Box 1350 — Georgetown, Grand Cayman — Cayman Islands, by its legal representative (“Buyer”); and
BUNGE INTERNATIONAL COMMERCE LTD (anteriormente Ceval International Ltd), pessoa juridica de direíto privado, com sede na PO Box 1350 — Georgetown, Grand Cayman — Cayman Islands, por seu representante legal infra assinado (a “Compradora”); e

ANGÉLICA AGROENERGIA LTDA, private legal entity, with the headquarter at Rod. BR 267 — KM 14 — Est. Angélica, Angélica — Mato Grosso do Sul — Brazil, by its legal representative (“Seller”).	ANGÉLICA AGROENERGIA LTDA, pessoa jurídica de direíto privado, com sede na Rod. BR 267 — KM 14 — Est. Angélica, Angélica — Mato Grosso do Sul, Brasil, por seu representante legal infra assinado (a “Vendedora”).

Whereas:	Considerando que:

(i) on March 23rd, 2010 the commercial contract number 26.776, (the “Contract”), which has as object the purchase of 140,000 metric tons of VHP sugar, as best described and characterized in that instrument;
(i) foi celebrado em 23 de Março de 2010, o contrato comercial número 26.776, (o “Contrato”), tendo como objeto compra e venda de 140.000 toneladas métricas de açúcar VHP, conforme melhor descrito e caracterizado naquele instrumento;

(ii) considering that the parties have mutually agreed to increase 40,000 metric tons for 2010/2011 crop year;	(ii) tendo em vista que as partes mutuamente acordaram o acréscimo de 40.000 toneladas métricas para a safra 2010/2011;

(iii) considering that the parties have mutually agreed to increase 50,000 metric tons for 2011/2012 crop year;	(iii) tendo em vista que as partes mutuamente acordaram o acréscimo de 50.000 toneladas métricas para a safra 2011/2012;

(iv) the parties wish to change the following clauses: quantity, shipment period, price and delivery periods/delivery rates.	(iv) as partes pretendem alterar as seguintes cláusulas: quantidade, período de embarque, preço e períodos de entrega/pranchas de entrega.

The parties wish to enter into the present instrument which will be	Resolvem as partes celebrar o presente instrumento, que será regido pelas
Amendment of ctr 26.776 — page 1 — 5

governed by the following clauses and conditions and which will be binding on the parties, their heirs and successors:	seguintes cláusulas e condições, a que se obrigam por si, seus herdeiros e sucessores a qualquer titulo:

1. AMENDMENT	1. ADITAMENTO

1.1. The parties wish to amend the following contract clause(s), which will read as follows:	1.1. As partes pretendem emendar a(s) seguinte(s) Cláusula(s) do Contrato, que passará(ão) a ter a seguinte redação:

7. QUANTITY:	7. QUANTIDADE:
230,000 metric tons minimum/maximum, being:	230.000 toneladas métricas minimo/máximo, sendo:

• 110,000 metric tons in 2010/2011;	• 110.000 toneladas métricas em 2010/2011;

• 120,000 metric tons in 2011/2012.	• 120.000 toneladas métricas em 2011/2012.

8. SHIPMENT PERIODS:	8. PERÍODOS DE EMBARQUE:
8.1 The shipment period will be the following:	8.1 Os periodos de embarque serão os seguintes:

Crop year 2010/2011:	Ano safra 2010/2011:
a) 11,666MT from 1st until 31st August	a) 11.666TM de 1° até 31 de Agosto
b) 11,666MT from 1st until 30th September	b) 11.666TM de 1° até 30 de Setembro
c) 11,666MT from 1st until 31st October	c) 11.666TM de 1° até 31 de Outubro
d) 11,666MT from 1st until 30th November	d) 11.666TM de 1° até 30 de Novembro
e) 11,666MT from 1st until 31st December	e) 11.666TM de 1° até 31 de Dezembro
f) 11,670MT from 1st until 31st January	f) 11.670TM de l° até 31 de Janeiro
g) 8,000MT from 1st until 30th September	g) 8.000TM de 1° até 30 de Setembro
h) 8,000MT from 1st until 31st October	h) 8.000TM de 1° até 31 de Outubro
i) 8,000MT from 1st until 30th November	i) 8.000TM de 1° até 30 de Novembro
j) 8,000MT from 1st until 31st December	j) 8.000TM de 1° até 31 de Dezembro
k) 8,000MT from 1st until 31st January	k) 8.000TM de 1° até 31 de Janeiro

Crop year 2011/2012:	Ano safra 2011/2012:
a) 11,666MT from 1st until 31st August	a) 11.666TM de 1° até 31 de Agosto
b) 11,666MT from 1st until 30th September	b) 11.666TM de 1° até 30 de Setembro
c) 11,666MT from 1st until 31st October	c) 11.666TM de 1° até 31 de Outubro
d) 11,666MT from 1st until 30th November	d) 11.666TM de 1° até 30 de Novembro
e) 11,666MT from 1st until 31st December	e) 11.666TM de 1° até 31 de Dezembro
f) 11,670MT from 1st until 31st January	f) 11.670TM de 1° até 31 de Janeiro
g) 10,000MT from 1st until 30th September	g) 10.000TM de 1° até 30 de Setembro
h) 12,500MT from 1st until 31st October	h) 12.500TM de 1° até 31 de Outubro
i) 12,500MT from 1st until 30th November	i) 12.500TM de 1° até 30 de Novembro
j) 10,000MT from 1st until 31st December	j) 10.000TM de 1[o] até 31 de Dezembro
k) 5,000MT from 1st until 31st January	k) 5.000TM de 1° até 31 de Janeiro
Amendment of ctr 26.776 — page 2 — 5

2.2. The Parties ratify all other clauses and conditions stipulated in the Contract and respective amendments, not expressly amended by this instrument, which shall remain in full force and legally binding on the parties for all purposes of law.
2.2. As partes ratificam todas as demais cláusulas e condições estipuladas no Contrato e respectivos aditivos e não expressamente alteradas através do presente instrumento, que permanecerão em pleno vigor e vinculando legalmente as partes para todos os fins de direito.

ANGÉLICA AGROENERGIA LTDA

Ricardo Ferreira Santos
Diretor Comercial

Edson Kojiro Toyomoto
Gerente Análise de Negócios

BUNGE INTERNATIONAL COMMERCE LTD

WITNESSES/TESTEMUNHAS:

1.______________________ 2.______________________

NAME/NOME: ANTONIO CARLOS SANTOS NAME/NOME:

ID: 15.799.811-3 ID:

Rua Joaquim Floriano, 889 - Itaim Bibi
São Paulo - SP - cep 04534-013 - fone: 11 3079-1836
ANDRÉ RIBEIRO JEREMIAS
tabelião

Reconheço, por semelhança, a firma de: LEONARDO RAUL BERRIDI, em documento com valor econômico, dou fé.
São Paulo, 01 de junho de 2010.
Em Testº ______ da verdade. Cód. [-122870021436013240928-1121]
WANDERLEY BASIOTTI - ESCREVENTE AUTORIZADO Qtd 1:Total R$ 5,00
Selo(s): 1 Atu:1077AA-0360212

20º TABELIÃO DE NOTAS
WANDERLEY BASIOTTI

1077AA360212

Amendment of ctr 26.776 - page 5 - 5

JURÍDICO ADECOAGRO

BUNGE Jurídico

9. PRICE:	9. PREÇO:
9.1 The price shall be fixed by AA’s or by SELLER’s Executable Orders (SEO’s) against the following months of the ICE Futures US nr. 11 futures contract prices, less 25 (twenty five) points discount, to give Free Carrier (“FCA”) in the Terminal in Paranaguá, basis 96 degrees polarization:
9.1 O preço deverá ser fixado por AA’s ou por Ordens Executáveis da VENDEDORA (SEO’S) contra as cotações dos seguintes meses do Contrato de Futuros n° 11 da ICE Futures US, com 25 (vinte e cinco) pontos de desconto, para a condição livre no transporte (“FCA”) no Terminal em Paranaguá, base 96 graus de polarização:

Crop year 2010/2011:	Ano safra 2010/2011:
- July for the quantity of 31,332MT (617 lots);	- Julho para a quantidade de 31.332TM (617 lotes);

- October for the quantity of 78,668MT (1548 lots).	- Outubro para a quantidade de 78.668TM (1548 lotes).

Crop year 2011/2012:	Ano safra 2011/2012:
- July for the quantity of 33,332MT (656 lots);	- Julho para a quantidade de 33.332TM (656 lotes);

- October for the quantity of 86,668MT (1706 lots).	-Outubro para a quantidade de 86.668TM (1706 lotes).

14.3 Delivery Periods/Delivery Rates:	14.3 Periodos de Entrega/ Pranchas de Entrega:
14.3.1 The delivery periods and delivery rates will be the following:	14.3.1 Os periodos e pranchas de entrega serão os seguintes:

Crop year 2010/2011:	Ano safra 2010/2011:
a) 11,666MT from 1st until 31st July, at a daily rate of 400MT;	a) 11.666TM de 1° até 31 de Julho, com entregas diárias de 400TM;

b) 11,666MT from 1st until 31st August, at a daily rate of 400MT;	b) 11.666TM de 1° até 31 de Agosto, com entregas diárias de 400TM;

c) 11,666MT from 1st until 30th September, at a daily rate of 400MT;	c) 11.666TM de 1° até 30 de Setembro, com entregas diárias de 400TM;

d) 11,666MT from 1st until 31st October, at a daily rate of 400MT;	d) 11.666TM de 1° até 31 de Outubro, com entregas diárias de 400TM;

e) 11,666MT from 1st until 30th November, at a daily rate of 400MT;	e) 11.666TM de 1° até 30 de Novembro, com entregas diárias de 400TM;

f) 11,670MT from 1st until 31st December, at a daily rate of 400MT;	f) 11.670TM de 1° até 31 de Dezembro, com entregas diárias de 400TM;

g) 8,000MT from 1st until 31st August, at a daily rate of 258MT;	g) 8.000TM de 1[o] até 31 de Agosto, com entregas diárias de 258TM;

h) 8,000MT from 1st until 30th September, at a daily rate of 258MT;	h) 8.000TM de 1° até 30 de Setembro, com entregas diárias de 258TM;
Amendment of ctr 26.776 — page 3 — 5

i) 8,000MT from 1st until 31st October, at a daily rate of 258MT;	i) 8.000TM de 1° até 31 de Outubro, com entregas diárias de 258TM;

j) 8,000MT from 1st until 30th November, at a daily rate of 258MT;	j) 8.000TM de 1° até 30 de Novembro, com entregas diárias de 258TM;

k) 8,000MT from 1st until 31st December, at a daily rate of 258MT.	k) 8.000TM de 1° até 31 de Dezembro, com entregas diárias de 258TM.

Crop year 2011/2012:	Ano safra 2011/2012:
a) 11,666MT from 1st until 31st July, at a daily rate of 400MT;	a) 11.666TM de 1° até 31 de Julho, com entregas diárias de 400TM;

b) 11,666MT from 1st until 31st August, at a daily rate of 400MT;	b) 11.666TM de 1° até 31 de Agosto, com entregas diárias de 400TM;

c) 11,666MT from 1st until 30th September, at a daily rate of 400MT;	c) 11.666TM de 1° até 30 de Setembro, com entregas diárias de 400TM;

d) 11,666MT from 1st until 31st October, at a daily rate of 400MT;	d) 11.666TM de 1° até 31 de Outubro, com entregas diárias de 400TM;

e) 11,666MT from 1st until 30th November, at a daily rate of 400MT;	e) 11.666TM de 1° até 30 de Novembro, com entregas diárias de 400TM;

f) 11,670MT from 1st until 31st December, at a daily rate of 400MT;	f) 11.670TM de 1[o] até 31 de Dezembro, com entregas diárias de 400TM;

g) 10,000 MT from 1st until 31st August, at a daily rate of 322MT;	g) 10.000TM de 1° até 31 de Agosto, com entregas diárias de 322TM;

h) 12,500MT from 1st until 30th September, at a daily rate of 416MT;	h) 12.500TM de 1° até 30 de Setembro, com entregas diárias de 416TM;

i) 12,500MT from 1st until 31st October, at a daily rate of 416MT;	i) 12.500TM de 1° até 31 de Outubro, com entregas diárias de 416TM;

j) 10,000MT from 1st until 30th November, at a daily rate of 322MT;	j) 10.000TM de 1° até 30 de Novembro, com entregas diárias de 322TM;

k) 5,000MT from 1st until 31st December, at a daily rate of 161MT.	k) 5.000TM de 1° até 31 de Dezembro, com entregas diárias de 161TM.

2. FINAL PROVISIONS	2. DISPOSIÇÕES FINAIS
2.1. To achieve the objectives set forth in this instrument, the parties agree to sign any and all documents and perform all necessary acts in order to give full validity and effectiveness to this amendment.
2.1. Para a consecução dos objetivos previstos neste instrumento, as partes concordam em assinar todo e qualquer documento e a praticar todos os atos necessários de modo a dar plena validade e eficácia à presente alteração.
Amendment of ctr 26.776 — page 4 — 5